UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2007 (April 26, 2007)

M & F Worldwide Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-13780	02-0423416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 East 62nd Street New York, New York	10021
(Address of Principal Executive Offices)	(Zip Code)

(212) 572-8600
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends the Current Report on Form 8-K of M & F Worldwide Corp. (‘‘M & F Worldwide’’) filed with the United States Securities and Exchange Commission on May 2, 2007, related to M & F Worldwide’s acquisition of John H. Harland Company (‘‘Harland’’). This Form 8-K/A amends the Form 8-K filed on May 2, 2007 to include financial statements under Item 9.01(a) of Form 8-K and to include an exhibit under Item 9.01(d) of Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Harland as of December 31, 2006 and 2005, and for the years ended December 31 2006, 2005 and 2004, are attached as Exhibit 99.1 to this Current Report on Form 8-K/A, and are filed herewith.

(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Deloitte & Touche LLP
99.1	Harland 3-year financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, M & F Worldwide has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M & F WORLDWIDE CORP.

Date: May 9, 2007	By:	/s/ Barry F. Schwartz
		Name:	Barry F. Schwartz, Esq.
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of Deloitte & Touche LLP
99.1	Harland 3-year financial statements